NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS PROVIDES UPDATE ON
RECENT OPERATING PERFORMANCE

DALLAS – December 5, 2022 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) reported today preliminary portfolio occupancy of approximately 64% for the month of November 2022 with an average daily rate (“ADR”) of approximately $394 resulting in RevPAR of approximately $253. This RevPAR reflects an approximate increase of 5% versus November 2021 and an approximate increase of 15% compared to November 2019.
Additionally, for the month of October 2022, preliminary portfolio occupancy was approximately 73% with an ADR of approximately $382 resulting in RevPAR of approximately $280. This RevPAR reflects an approximate increase of 25% versus October 2021 and an approximate increase of 14% compared to October 2019. The preliminary operating information discussed above assumes the 15 hotel properties owned and included in the Company’s operations at November 30, 2022, were owned as of the beginning of 2019.
“We are extremely pleased with Braemar’s preliminary October and November results, despite the fourth quarter typically being our weakest quarter from a seasonality perspective,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Importantly, RevPAR significantly exceeded its previous peak in 2019 for both months, solidifying a strong trend in consistently high ADRs and continuing occupancy growth. Looking forward, we expect occupancies to continue to rise towards pre-pandemic levels as the next leg of growth for our portfolio.”
* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
2